CMG HIGH YIELD FUND


            Supplement to Current Prospectus dated February 27, 2004
                 (Replacing the Supplement Dated March 4, 2004)



Effective immediately, Kurt M. Havnaer began co-managing the CMG High Yield
Fund.

The descriptions of the Portfolio Managers for the Fund in the table on page 51 of the Prospectus are revised as follows:

Jeffrey L. Rippey, CFA, is a Senior Vice President of the Advisor. He has managed or co-managed the CMG High Yield Fund since its inception in 1994. Mr. Rippey joined the Advisor in 1981 as a Vice President. Mr. Rippey is a 1978 graduate of Pacific Lutheran University.

Kurt M. Havnaer, CFA, is a Vice President of the Advisor. He has co-managed the CMG High Yield Fund since May 2004 and served as a co-manager from 2000 to March 2004. Mr. Havnaer was on a leave of absence for the period March 2004 to April 2004. Mr. Havnaer joined the Advisor in 1996. Prior to that time Mr. Havnaer was a portfolio manager, analyst and trader with SAFECO Asset Management Advisors, Inc. Mr. Havnaer received his MBA from Seattle University in 1991.





                                                                    May 5, 2004


C04/067